Exhibit 99.1

                     Pacific Energy Partners, L.P. Declares
                   Cash Distribution for Second Quarter 2006


    LONG BEACH, Calif.--(BUSINESS WIRE)--July 17, 2006--Pacific Energy Partners, L.P. (NYSE:PPX) ("Pacific Energy") declared a cash distribution of $0.5675 per unit for the quarter ended June 30, 2006. The distribution remains unchanged from the distribution for the quarter ended March 31, 2006 and is 10.7% greater than the distribution for the quarter ended June 30, 2005. The distribution is payable August 14, 2006 to unitholders of record as of July 31, 2006. On an annualized basis, the distribution rate is $2.27 per unit.

    About Pacific Energy:

    Pacific Energy Partners, L.P. is a master limited partnership headquartered in Long Beach, California. Pacific Energy is engaged principally in the business of gathering, transporting, storing and distributing crude oil, refined products and other related products. Pacific Energy generates revenues by transporting such commodities on its pipelines, by leasing capacity in its storage facilities and by providing other terminaling services. Pacific Energy also buys and sells crude oil, activities that are generally complementary to its crude oil operations. Pacific Energy conducts its business through two business units, the West Coast Business Unit, which includes activities in California and the Philadelphia, PA area, and the Rocky Mountain Business Unit, which includes activities in five Rocky Mountain states and Alberta, Canada.

    Investor Notice

    Pacific Energy and Plains All American Pipeline, L.P. ("Plains") have filed a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission with respect to a proposed merger of Pacific Energy with and into Plains. Upon being declared effective by the Securities and Exchange Commission, a definitive joint proxy statement/prospectus will be sent to security holders of Pacific Energy and Plains seeking their approval of the merger and related transactions. Investors and security holders are urged to read carefully the joint proxy statement/prospectus because it contains important information, including detailed risk factors, regarding Pacific Energy, Plains and the merger. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus, when it becomes available, and other documents containing information about Pacific Energy and Plains, without charge, at the SEC's web site at www.sec.gov. Copies of the definitive joint proxy statement/prospectus, when it becomes available, and the SEC filings that are incorporated by reference in the joint proxy statement/prospectus may also be obtained free of charge by directing a request to Pacific Energy or Plains.
    Pacific Energy or Plains and the officers and directors of the respective general partners of Pacific Energy or Plains may be deemed to be participants in the solicitation of proxies from their security holders in connection with the proposed transaction. Information about these persons can be found in Pacific Energy's or Plains' respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the joint proxy statement/prospectus.

    Cautionary Statement Regarding Forward-Looking Statements

    This news release may include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included or incorporated herein may constitute forward-looking statements. Although Pacific Energy believes that the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect Pacific Energy's operations and financial performance. Among the factors that could cause results to differ materially are those risks discussed in Pacific Energy's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2005 including the definitive joint proxy statement/prospectus referred to in this press release.
    For additional information about the partnership, please visit www.PacificEnergy.com.


    CONTACT: Pacific Energy Partners, L.P.
             Jennifer Shigei, 562-728-2871
             fax: 562-728-2881
             JShigei@PacificEnergy.com